Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
29.  Subsequent Events:

Sale of vessels: On March 28 and April 1, 2014, the Company completed the sale and delivered the double hull bunkering tankers Aegean X and Aegean Flower, of deadweight 6,400 and 6,523, respectively, to third-party purchasers. The vessels were sold for a total amount of $3,700, resulting in a total loss of approximately $3,200.

Delivery of vessel and loan agreement: On March 25, 2014, the Company took delivery of New Jersey, a 4,100 dwt in-land waterway double hull bunkering tanker built on 2006 to deploy in the A.R.A. region. The vessel was purchased from a third-party seller for $7,587 (or €5,500,000) and was partly financed by a portion of the proceeds the Company received from a new long term loan agreement, dated on March 21, 2014, for $4,455. The loan will be repaid in forty quarterly installments and bears interest rate at Libor plus margin.